SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission
           Only (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                   THE INDUSTRY LEADERS FUND(R)
- -----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)

- -----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ No fee required
/ / Fee computed on table below per Exchange Act Rule
    14a-6(i)(1) and 0-11.

              (1) Title of each class of securities to which transaction applies:
- ----------------------------------------------------------------
              (2) Aggregate number of securities to which transaction applies:
- ----------------------------------------------------------------
              (3)  Per unit price or other underlying value of
     transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
- ----------------------------------------------------------------
              (4) Proposed maximum aggregate value of transaction:
- ----------------------------------------------------------------
              (5) Total fee paid:
- ----------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
              (1)  Amount Previously Paid:
              (2)  Form, Schedule or Registration Statement No.:
              (3)  Filing Party:
              (4)  Date Filed:

                        THE INDUSTRY LEADERS FUND(R)
              104 Summit Ave Box 80, Summit New Jersey 07902-0080
                               July 19, 1999


To the Shareholders of The Industry Leaders Fund:

         The accompanying Notice of Special Meeting of Shareholders of The Industry Leaders Fund(R) (the "Fund") presents to the Shareholders of the Fund a proposal to provide greater efficiency in managing the Fund's portfolio transaction costs. Currently, the Fund has a fundamental restriction which prohibits the Fund from holding more than 2.25% of its assets in any one portfolio security. To facilitate the purchase and sale of securities in round lots of 100 shares under cost efficient transaction conditions, the Fund would like to raise this fundamental restriction limit to permit up to 2.75% of the Fund assets to be held in any one security.

         The foregoing proposal was recommended by Claremont Investment Partners LLC, the Fund's Adviser, to allow the Fund to track the Adviser's Industry Leaders Strategy Model(TM) with more accuracy, and to provide a more economically efficient way of trading securities. As discussed below, your Board of Directors recommends that you vote to approve the proposal.

         We welcome your attendance at the Special Meeting of Shareholders. If you are unable to attend, please sign, date and return the enclosed proxy card promptly in order to spare additional proxy solicitation expense.

                             Sincerely,
                             /s/ Mark S. Kaufmann
                             Mark S. Kaufmann
                             Chairman of the Board of Trustees

                    THE INDUSTRY LEADERS FUND(R)
---------------------------------------------------------------

104 Summit Ave Box 80
Summit, New Jersey 07902
908-273-5440
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            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        July 29, 1999

To the Shareholders of The Industry Leaders Fund.

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of The Industry Leaders Fund(R) (the Fund") will be held at the offices of Sithe Energies, 450 Lexington Avenue, 37rd Floor, New York, New York 10017, Thursday, July 29, 1999 at 11:30 a.m., for the following purpose, which is more fully described in the accompanying Proxy Statement dated July 19, 1999:

         1. To approve a proposal to increase the Fund's fundamental restriction on the maximum percentage of assets which it may invest in any one issuer from 2.25% to 2.75%. This proposal involves a change in the Fund's fundamental investment restrictions.

         The Board of Directors has fixed the close of business on July 19, 1999 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                             By order of the Board of Directors,
                             /s/ Travis Gering
                             Travis Gering
                             Acting Secretary
New York, New York
July 19, 1999


THE BOARD OF DIRECTORS OF THE FUND RECOMMEND APPROVAL OF THE
PROPOSAL.
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                     YOUR VOTE IS IMPORTANT

         Please indicate your voting instructions on the enclosed
Proxy Card, sign and date it, and return it in the envelope
provided, which needs no postage if mailed in the United States.
In order to save any additional expense of further solicitation, please mail your proxy promptly.
---------------------------------------------------------------

                         PROXY STATEMENT

                    The Industry Leaders Fund(R)

       104 Summit Ave Box 80, Summit, NJ 07902-0080

                           ----------

                 SPECIAL MEETING OF SHAREHOLDERS

                        July 29, 1999

                           ----------

                          INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Industry Leaders Fund(R) a Delaware Trust (the "Fund"), to be voted at a Special Meeting of Shareholders of the Fund to be held at the offices of Sithe Energies, 450 Lexington Avenue, 37th Floor, New York, New York 10017, Thursday July 29, 1999 at 11:30 a.m. (the "Meeting"). The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to Shareholders after the close of business on July 19, 1999.

         The Board of Directors has fixed the close of business on July 19, 1998 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Fund as of that date consisted of a total of 105,000
Class D Shares, and a total of 150,907.505 Class I Shares, each such Class D and Class I share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. With respect to Proposal One, the adoption of which requires the affirmative vote of a specified proportion of the total Fund shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the proposal. Proposal One is a matter with respect to which brokers and nominees do not have discretionary power to vote. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 104 Summit Ave Box 80, Summit NJ 07902-0080 by signing another proxy of a later date or by personally voting at the Meeting.

         A quorum for the Meeting will consist of a majority of the Fund shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by July 29, 1999, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with no other notice than announcement at the Meeting, and further solicitation of proxies with respect to such proposal may be made. Shares represented by proxies indicating a vote against any proposal will be voted against adjournment.

                          PROPOSAL ONE

    APPROVAL OF CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTION

         On July 8, 1999 the Board of Trustees approved the recommendation of Claremont Investment Partners, LLC, the Investment Adviser to the Fund (the "Adviser"), that a Fund fundamental investment restriction be changed. The Adviser recommended the change because (a) trading in round lots of 100 shares provides greater economic efficiency by lowering portfolio transaction costs and
(b) if trading in round lots, it would be necessary at times to acquire slightly more than the 2.25% of Fund assets which may be held in any one portfolio security. By permitting these adjustments, the Adviser expects the Fund portfolio to remain closer to the exact profile of the Advisor's proprietary Strategy Model. In making this recommendation, the Adviser noted that even if provided with approval of its proposal for an increase in the current fundamental holding limitation, the Adviser would nonetheless endeavor not to exceed the Strategy Model limitation of 2.25% of Fund assets in any one security in the Fund's portfolio.

         The Board of Directors of the Fund recommends that the shareholders of the Fund vote FOR the approval of the Fund's amendment to the investment restriction discussed in this Proxy Statement.

         Approval of the change to the Fund's fundamental investment restriction will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present or represented at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, and (ii) more than 50% of the outstanding voting securities of the Fund. The only voting securities of the Fund are its outstanding Class D and Class I Shares. If the Shareholders of the Fund do not approve the proposal, the Fund will continue to be restricted to holding a maximum of 2.25% of Fund assets in any one security. A vote FOR the proposal will be considered a vote FOR the change in the fundamental investment restriction.

                          OTHER MATTERS

         Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

              SUBMISSION OF PROPOSALS FOR THE NEXT
                     MEETING OF SHAREHOLDERS

         Meetings of Shareholders of the Fund are not held on an annual or other regular basis. A stockholder proposal intended to be presented at any future meeting of Shareholders of the Fund must be received by the Fund within a reasonable time before the solicitation relating thereto in order to be included in the Fund's proxy statement and form of proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included.
Stockholder proposals are subject to certain regulations under federal securities laws.

         The investment adviser for the Fund is Claremont Investment Partners, LLC with principal offices at 104 Summit Ave, Summit, NJ 07902-0080.

         The principal underwriter of the fund is Unified Management Corporation, Pennsylvania Ave Indianapolis IN.

         The administrator of the Fund is AmeriPrime Financial Services, Inc., 1793 Kingswood Dr. Suite 200, Southlake, TX 76092.


                     REPORTS TO SHAREHOLDERS

         The Fund will furnish each person to whom the proxy statement is delivered with a copy of the Fund's latest annual report to Shareholders upon request and without charge. To request a copy, please contact Claremont Investment Partners, LLC, 104 Summit Ave Box 80, Summit, NJ 07902-0080, to the attention of Liz Thurrott, telephone toll free (877) 280-1952.

                             By order of the Board of Directors,

                             Travis Gering
                             Acting Secretary

July 19, 1999
New York, New York

                            EXHIBIT A


The following is the proposed restatement of the Fund's first Fundamental Investment Restriction:

The Fund may not:

         1. Purchase the securities of any one issuer, if, immediately after such purchase, more than 2.75% of the value of the Fund's total assets would be invested in such issuer;

                            #     #     #











Page A-1

TABLE OF CONTENTS                                         Page
-----------------------------------------------------------------
    Introduction.................................         1
    Proposal One: Approval of the change of               2
    Fundamental Investment Restriction
     Other Matters...............................         3
    Submission of Proposals for the Next
      Meeting of Shareholders...................          3
    Reports to Shareholders.....................          3
    Exhibit A...................................          A-1

                    The Industry Leaders Fund(R)
 ---------------------------------------------------------------

                    The Industry Leaders Fund(R)
---------------------------------------------------------------

NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS AND
PROXY STATEMENT
July 29, 1999

                            APPENDIX
                         Form of Proxy

PROXY                                                PROXY
                    The Industry Leaders Fund(R)

    Instructions to the Shareholders of the Fund in connection with the Special Meeting of Shareholders to be held on July 29, 1999.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

The undersigned hereby appoints Barry F. Sullivan, Gerald P. Sullivan and Mark
S. Kaufmann each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of beneficial interest of The Industry leaders Fund(R) (the "Fund")registered in the name of the undersigned as of the close of business on July 19, 1999 at the Special Meeting of Shareholders to be held at 11:30 a.m., Eastern Standard Time, on July 29, 1999 at the offices of Sithe Energies, 450 Lexington Ave, 37rd Floor, New York, New York, 10017, and at all adjournments thereof. The undersigned hereby revoke(s) any proxy or proxies heretofore given and acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.



                        Control Number: _____________________

                        NOTE: Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                                  ---------------------------
                                  Signature


                                  ---------------------------


                                  Signature (if held jointly)


                                  _____________________, 1999
                                  Date

This proxy, if properly executed, will be voted in the manner directed by the undersigned. If no direction is made, this proxy will be voted "FOR" the proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   Example:  /X/

                                    FOR     AGAINST   ABSTAIN

1.  Approval of Change to
    the Fund's Fundamental          / /     / /       / /
    Investment Restriction
    from 2.25% of Fund assets
    in one security to 2.75% of
    Fund assets.

2.  In their discretion, on
    all such other matters         / /     / /       / /
    (other than the adjournment
    of the meeting) that may
    properly come before the
    Meeting or any adjournments
    thereof.


PLEASE SIGN ,DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.